(14) Debt Obligations: Schedule of Debt (Tables)	3 Months Ended
Dec. 31, 2013
Tables/Schedules
Schedule of Debt

	December 31,	September 30,
	2013	2013

Note issued in connection with the acquisition of a subsidiary and matures in December 2014.	$ 51,230	$ 64,111

Capital leases with effective interest rates that range between 8.51% and 17.44%. Leases mature between June 2015 and November 2015. $154,410 was assumed through the sale of Midwest Monitoring & Surveillance, Inc. to its former owners.	51,734	59,266

Automobile loan with a financial institution secured by the vehicle. Interest rate is 7.06%, due June 2014.	3,501	5,306

Total debt obligations	106,465	128,683
Less current portion	(87,115)	(88,095)
Long-term debt, net of current portion	$ 19,350	$ 40,588